Exhibit 99.1

Stronghold Digital Mining Closes Panther Creek Plant Acquisition, Increasing Owned Power Generation Capacity to 165 Megawatts

New York, New York – November 8, 2021 – Stronghold Digital Mining, Inc. (Nasdaq: SDIG) (“Stronghold” or the “Company”) has closed its acquisition of the Panther Creek Energy Facility (the “Panther Creek Plant”) on November 2, 2021. The Panther Creek Plant is an 80-Megawatt (MW) coal refuse reclamation-to-energy facility, located in Pennsylvania, utilizing the same circulating fluidized bed (“CFB”) technology as Stronghold’s currently operating Scrubgrass Plant. The Stronghold management team has deep operating experience with CFB technology and anticipates a seamless integration into its existing operations.

Both the Scrubgrass Plant and Panther Creek Plant generate power from coal refuse, which is a waste byproduct of legacy coal mining operations. The Commonwealth of Pennsylvania has designated these coal refuse facilities as a Tier II Alternative Energy Source, making them eligible to earn renewable energy credits (“RECs”) and facilitating among the lowest electricity costs for Stronghold in the Bitcoin mining industry.

The Company also entered into an Operation, Maintenance and Ancillary Services Agreement (the “Omnibus Services Agreement”) with the seller to provide operations and maintenance services support to Stronghold for both the previously acquired Scrubgrass Plant and the Panther Creek Plant. The support services from an experienced operating group are expected to facilitate durable uptime and efficiency metrics for Stronghold’s power assets.

In addition to building its power generation capacity, the Company is continuing to grow its Bitcoin mining capacity and recently entered into an agreement to acquire 12,000 S19j Pro miners from Bitmain, which are expected to be delivered in six equal batches on a monthly basis beginning in April 2022.

“We are pleased to close on our second power asset to grow our low-cost power supply for our Bitcoin mining operations,” said Greg Beard, co-chairman and chief executive officer of Stronghold. “We believe we have a differentiated business model within the Bitcoin mining industry, as we not only have some of the lowest electricity costs, but our operations create a positive environmental outcome in the places we operate through the cleanup of these toxic legacy waste coal piles.

“With 165 MW of power generation capacity and $132.5 million in proceeds from our recently completed IPO, we have a strong foundation to rapidly grow our Bitcoin mining capabilities. Additionally, we believe that our Omnibus Services Agreement will provide us with a seamless transition for integrating the acquired Panther Creek Plant, where we expect to begin installing miners next month. This swift deployment of mining equipment is representative of the efficiency with which we execute our business plans, and we are excited about our future growth initiatives and opportunities.”

About Stronghold Digital Mining, Inc.

Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass Plant, a low-cost, environmentally beneficial coal refuse power generation facility in Pennsylvania.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements.” These forward-looking statements, including statements regarding Stronghold’s strategy, expectations with respect to the acquisition, future operations, financial position, prospects, plans and objectives of management, and growth rate. You can identify forward-looking statements because they contain words such as “believes,” “will,” “may,” “aims,” “plans,” “model,” and “expects.” Forward-looking statements are based on Stronghold’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Stronghold does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Stronghold to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the prospectus filed with the SEC in connection with Stronghold’s initial public offering. The risk factors and other factors noted in Stronghold’s prospectus could cause its actual results to differ materially from those contained in any forward-looking statement.

Investor Contact:

Matt Glover or Jeff Grampp, CFA

Gateway Group, Inc.

SDIG@GatewayIR.com

1-949-574-3860

Media Contact:

contact@strongholddigitalmining.com